SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
                         -

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement [_] Confidential, For Use of the Commission Only
                                         (As Permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ZYMETX, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                  ZYMETX, INC.
         800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD July 31, 2001

                                                         Oklahoma City, Oklahoma
                                                                   June 20, 2001

ZymeTx, Inc., a Delaware corporation (the "Company"), will hold a Special Meeting of Stockholders at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104 on July 31, 2001, at 10:00 a.m., for the following purposes:

     1. To approve the possible issuance of up to $7,500,000 of shares of the Company's Common Stock (the "Shares") at an offering price equal to the lesser of $0.70 per Share or 90% of the market price of the Shares, which may result in the sale of greater than 20% of the company's currently outstanding common stock, in conjunction with an equity finance offering to certain existing shareholders and all transactions contemplated thereby (Proposal No. 1); and

     2. To approve a reverse-split of the outstanding shares of the Company's Common Stock, at a ratio of two and one-half to one, to maintain continued listing requirements of the Nasdaq National Market (Proposal No. 2); and

     3. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The foregoing business items are described in greater detail in the Proxy Statement that is attached to and made a part of this Notice.

Stockholders of record at the close of business on June 15, 2001, are entitled to vote at the Special Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting in person. To ensure the presence of a quorum at the meeting, please sign and promptly return the enclosed proxy in the accompanying self-addressed envelope, which requires no postage if mailed in the United States. You may revoke your proxy and vote your shares in person at the Special Meeting at any time before the shares to which the proxy relates are voted at the Special Meeting.


                                             By Order of the Board of Directors,
                                                  /s/Norman R. Proulx, President
                                                     Norman R. Proulx, President









                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY

                                 PROXY STATEMENT
                                       OF
                                  ZYMETX, INC.
                              800 Research Parkway
                                    Suite 100
                          Oklahoma City, Oklahoma 73104



GENERAL


     This proxy statement relates to a Special Meeting of the stockholders of ZymeTx, Inc., which will be held on Tuesday, July 31, 2001, at 10:00 A.M. local time, in the conference room of our executive offices located at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104 (the "Meeting").

     We will begin sending this proxy statement, the attached notice of special meeting and the accompanying proxy card on or about June 20, 2001, to stockholders entitled to vote. Common stock is the only class of voting stock. Stockholders who owned common stock at the close of business on the record date of June 15, 2001, (the "Record Date") will be entitled to vote at the Meeting. The following paragraphs will outline some of the features of the Meeting and this proxy statement.


WHY WAS THIS PROXY STATEMENT SENT?

     This proxy statement and the enclosed proxy card were sent to you because the company's Board of Directors is soliciting proxies from stockholders to vote at a special meeting. This proxy statement summarizes the information you need to know to vote at the special meeting. If you do not wish to attend the special meeting to vote your shares, you may instead complete, date, sign and return the enclosed proxy card to vote.


WHAT IS BEING VOTED ON?

         The Board of Directors of ZymeTx, Inc. is asking you to approve:

         o the possible issuance of up to $7,500,000 of shares of the Company's Common Stock (the "Shares") at an offering price equal to the lesser of $0.70 per Share or 90% of the market price of the Shares, which may result in the sale of greater than 20% of the company's currently outstanding common stock, in conjunction with an equity finance offering to certain existing shareholders and all transactions contemplated thereby;

         o a reverse-split of the outstanding shares of the Company's Common Stock, at a ratio of two and one-half to one, to maintain continued listing requirements of the Nasdaq National Market; and

         o any other business that may properly be presented at the special meeting or any adjournments or postponements of the special meeting.


WHO MAY VOTE?

     Stockholders who owned common stock at the close of business on the date of June 15, 2001are entitled to vote at the special meeting. On June 1, 2001, we had outstanding 6,887,207 shares of common stock, $.001 par value. Common stock is the only class of voting stock. You do not have cumulative voting rights.

HOW MANY VOTES DO I HAVE?

     Each share of common stock that you own entitles you to one vote.


HOW MANY VOTES ARE NEEDED FOR A QUORUM?

     A majority of the shares of common stock outstanding on the record date is necessary to constitute a quorum. If you return your proxy card or attend the meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists even if you wish to abstain from voting on any or all of the matters presented at the meeting. "Broker non-votes" also count for quorum purposes. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or "broker non-votes" as votes for or against any proposal.

     If a quorum is not present or represented at the meeting, the stockholders who do attend the meeting in person or who are represented by proxy may adjourn the meeting until a quorum is present or represented. At any adjournment of a meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.


HOW DO I VOTE BY PROXY?

     A proxy is a person you appoint to vote on your behalf. If you are unable to attend the meeting, we strongly encourage you to appoint a proxy to vote your shares of common stock. You may vote on the matters to be presented at the meeting by marking your preferences on the enclosed proxy card and by dating, signing and returning the proxy card in the enclosed envelope. If you attend the meeting you may revoke your proxy and vote in person, even if you signed and mailed the enclosed proxy card.

     By signing the enclosed proxy card you will designate James R. Tolbert III, our Chairman, and Norman R. Proulx, our President, as your proxies. They may act together or individually on your behalf, and will have authority to appoint a substitute to act as proxy. Your proxy will vote according to the instructions on your proxy card. If you do not indicate a preference on the signed proxy card, the proxy will vote FOR approving the possible issuance of Shares greater than 20% of the company's currently outstanding common stock at an offering price equal to the lesser of $0.70 per Share or 90% of the market value of the Shares, in conjunction with an equity finance offering to certain existing shareholders, and all transactions contemplated thereby, and FOR approving a reverse-split of the outstanding shares of the Company's Common Stock, at a ratio of two and one-half to one, to maintain continued listing requirements of the Nasdaq National Market. If any other matter is presented at the meeting, your proxy will vote in accordance with his best judgment. We do not currently know of any other matter that will be acted on at the special meeting.


MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before the shares are voted by either:

         o notifying our President, Norman R. Proulx, in writing, at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104, that you are revoking your proxy;

         o      attending the meeting and voting by ballot; or

         o      submitting a new proxy card.

     If you abstain from voting on your proxy card we will treat it as if you were present or represented at the meeting. However, if you do not vote on your proxy card we will treat it as if you were not present or represented at the meeting.

HOW MANY SHARES MUST VOTE IN FAVOR OF A PROPOSAL FOR IT TO BE APPROVED?

     The affirmative vote of a majority of the votes present at the special meeting is required to approve (i) the possible issuance of Shares greater than 20% of the company's currently outstanding common stock at an offering price equal to the lesser of $0.70 per Share or 90% of the market price of the Shares in conjunction with an equity finance offering to existing shareholders, and all transactions contemplated thereby, and (ii) a reverse-split of the outstanding shares of the Company's Common Stock, at a ratio of two and one-half to one, to maintain continued listing requirements of the Nasdaq National Market. If you abstain from voting, it has the same effect as if you voted against this proposal. Broker non-votes have no effect on the vote.


IS VOTING CONFIDENTIAL?

     Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain ZymeTx employees associated with processing proxy cards and counting votes have access to your card. Additionally, all comments directed to ZymeTx (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.


WHO PAYS THE COST OF SOLICITING THE PROXIES?

     ZymeTx will pay the cost of this proxy solicitation, which includes preparing, printing, assembling and mailing the notice and proxy statement and the proxy card, and all costs of soliciting the proxies. We will primarily solicit proxies by mail. However, our officers and regular employees may solicit proxies by telephone, facsimile transmission, e-mail or personal calls. We will reimburse brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy and solicitation material to the owners of common stock.

PROPOSAL NO. 1

                      APPROVAL OF THE POTENTIAL ISSUANCE OF
                  GREATER THAN 20% OF THE CURRENTLY OUTSTANDING
                      SHARES OF COMMON STOCK OF THE COMPANY
                          AT A DISCOUNT TO MARKET PRICE


     At the Special Meeting, the Company's stockholders are being asked to ratify the possible issuance of up to $7,500,000 of shares of the Company's Common Stock (the "Shares") at an offering price equal to the lesser of $0.70 per Share or 90% of the market price of the Shares, which may result in the sale of greater than 20% of the company's currently outstanding common stock, in conjunction with an equity finance offering to certain existing shareholders and all transactions contemplated thereby. Pursuant to the Nasdaq guidelines described below, this offering requires shareholder ratification because it may result in the sale of greater than 20% of the Company's outstanding common stock at a price that is lower than the current market value of the stock.


Nasdaq Rule Requiring Stockholder Approval

     Because the Company's Common Stock is listed on The Nasdaq National Market, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule") which provides that an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. The offering of the Shares described above may be made at a price less than the greater of book or market value of the stock and it is also possible that the number of Shares sold will be greater than 20% of the currently outstanding shares of the Company's Common Stock. Such issuance requires the Company to obtain the consent of its stockholders.


     UNLESS MARKED OTHERWISE, PROXIES RECEIVED WILL BE VOTED "FOR" THE APPROVAL OF THIS PROPOSAL NO. 1. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE THIS PROPOSAL NO. 1.


                 Recommendation of the Board for Proposal No. 1:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF UP TO $7,500,000 OF SHARES OF THE COMPANY'S COMMON STOCK AT AN OFFERING PRICE EQUAL TO THE LESSER OF $0.70 PER SHARE OR 90% OF THE MARKET PRICE OF THE SHARES, IN CONJUNCTION WITH AN EQUITY FINANCE OFFERING TO CERTAIN EXISTING SHAREHOLDERS AND ALL TRANSACTIONS CONTEMPLATED THEREBY.

                                 PROPOSAL NO. 2

         TWO AND ONE HALF-TO-ONE REVERSE-SPLIT OF THE COMPANY'S STOCK TO
            COMPLY WITH LISTING REQUIREMENT OF NASDAQ SMALLCAP MARKET

     At the Special Meeting, the Company's stockholders are being asked to approve a reverse-split of the outstanding shares of the Company's Common Stock, if necessary, at a ratio of two and one-half currently outstanding shares of the Company's Common Stock for each newly issued share of the Company's Common Stock, to comply with the continued listing requirements of the Nasdaq National Market.

     The Company has received a notification from Nasdaq dated May 10, 2001 which stated:

         "The Company's common stock has failed to maintain a minimum bid price greater than or equal to $1.00 over the last 30 consecutive trading days, as required by The Nasdaq National Market under Marketplace Rule 4450(a)(5) (the "Rule"). Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company will be provided 90 calendar days, or until August 8, 2001, to regain compliance with this Rule. If at anytime before August 8, 2001, the bid price of the Compan7y's stock is at least $.00 for a minimum of 10 consecutive trading days, Staff will determine if the Company complies with the Rule. However, if the Company is unable to demonstrate compliance with the Rule on or before August 8, 2001, Staff will provide the Company with written notification that it did not regain compliance."


UNLESS MARKED OTHERWISE, PROXIES RECEIVED WILL BE VOTED "FOR" THE APPROVAL OF THIS PROPOSAL NO. 2. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE THIS PROPOSAL NO. 2.

                 Recommendation of the Board for Proposal No. 2:

THE BOARD OF DIRECTORS VIEWS THAT IT IN THE BEST INTERESTS OF THE COMPANY TO MAINTAIN ITS LISTING STATUS WITH THE NASDAQ NATIONAL MARKET AND RECOMMENDS A VOTE FOR THE APPROVAL OF A TWO-TO-ONE REVERSE-SPLIT OF THE COMPANY'S OUTSTANDING SHARES IN ORDER TO COMPLY WITH THE MINIMUM $1.00 BID PRICE RULE.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the date of June 1, 2001 and as adjusted to reflect the issuance by the Company of shares of Common Stock upon exercise of options and warrants, certain information with respect to stock ownership of (i) all persons known by the Company to be beneficial owners of 5% or more of its outstanding shares of Common Stock; (ii) each director; and (iii) all directors and officers as a group, together with their respective percentage ownership of such shares. Unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares of Common Stock listed below.


           Name & address of                      Number               Percentage
          Beneficial Owner (1)                  of Shares             of Ownership
----------------------------------------- ----------------------- ----------------------
Norman R. Proulx (2)                               175,000                2.48
----------------------------------------- ----------------------- ----------------------
Fred Hiller (3)                                      5,000                  *
----------------------------------------- ----------------------- ----------------------
James R. Tolbert III (3)                            16,666                  *
----------------------------------------- ----------------------- ----------------------
William I. Bergman (3)                              25,000                  *
----------------------------------------- ----------------------- ----------------------
Robert J. Hudson, M.D. (4)                          51,824                  *
----------------------------------------- ----------------------- ----------------------
J. Vernon Knight, M.D.                              25,000                  *
----------------------------------------- ----------------------- ----------------------
Rand Mulford (5)                                   107,808                1.54
----------------------------------------- ----------------------- ----------------------
David L. Rainbolt (6)                               24,480                  *
----------------------------------------- ----------------------- ----------------------
Christopher M. Salyer (3)                           16,667                  *
----------------------------------------- ----------------------- ----------------------
Gilbert M. Schiff, M.D. (3)                         25,000                  *
----------------------------------------- ----------------------- ----------------------
Craig D. Shimasaki, Ph.D. (7)                       42,879                  *
----------------------------------------- ----------------------- ----------------------
William G. Thurman, M.D. (8)                        22,917                  *
----------------------------------------- ----------------------- ----------------------
                                                   538,241                7.82
----------------------------------------- ----------------------- ----------------------
All officers and directors as a group
(12 persons) (9)
----------------------------------------- ----------------------- ----------------------

----------------------------
* Represents less than 1%.

(1) The persons named in this table have sole voting and investment power with respect to all of the securities shown as beneficially owned by them, except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of common stock subject to options, warrants, rights, conversion privileges or similar obligations currently exercisable or exercisable on or before June 1, 2001, are referred to herein as "currently exercisable options", and are deemed outstanding for purposes of computing the percentage of ownership for such person but are not deemed outstanding in computing the percentage of ownership of any other person.

(2)      Includes 125,000 shares subject to currently exercisable options.

(3)      Represents shares subject to currently exercisable options.

(4)      Includes 46,313 shares subject to currently exercisable options.

(5) Includes 25,000 shares subject to currently exercisable options, 70,155 shares of common stock subject to debentures beneficially owned by Paula M. Mulford and Associates and 4,320 shares of common stock subject to warrants beneficially owned by Paula M. Mulford and Associates.

(6) Includes 16,667 shares subject to currently exercisable options and includes 7,813 shares beneficially owned by Trend Venture Corp.

(7)      Includes 37,141 shares subject to currently exercisable options.

(8) Includes 16,667 shares subject to currently exercisable options and includes 6,250 shares beneficially owned by the William G. and Gabrielle Thurman Living Trust (12/96).

(9) Includes 391,503 shares subject to currently exercisable options, convertible debentures and warrants.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer, President and any executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company for the fiscal years 1998, 1999 and 2000.


                                                                  Long-Term Compensation

                                                                         Awards
                                                                Restricted     Securities
                                                                  Stock        Underlying
                                                                Award(s) ($)    Options/
                                                                                 SARs
Name                Position     Year     Salary      Bonus                      (#)

Norman R.         President      2000    143,602     50,000      198,063         250,000
Proulx (1),       and Chief      1999       --         --           --                --
                  Executive      1998       --         --           --                --
                  Officer

Peter G.          President      2000    157,083     18,125         --                --
Livingston (2)    and Chief      1999    145,000     18,125         --                --
                  Executive      1998    146,260     18,125         --            33,669
                  Officer

Craig D.          Vice           2000    121,667      4,200         --            50,647
Shimasaki, Ph.D.  President      1999    104,583      5,200         --            13,553
                  of Research    1998     99,167      5,200         --                --

Robert J.         Vice           2000    159,167     13,660         --            54,940
Hudson, M.D. (3)  President      1999    153,750       --           --             7,687
                  of Medical     1998    125,000       --           --            20,000
                  and Marketing

-----------------------
(1)  Mr. Proulx was named President of ZymeTx on August 9, 1999.

(2) Mr. Livingston's employment was terminated on August 9, 1999, and his options expired on November 28, 1999.

(3) Dr. Hudson was named Vice President of Medical and Marketing on October 1, 1999.


                       STOCK OPTIONS GRANTS AND EXERCISES

                    Option/SAR Grants During Fiscal Year 2000

                                                 Individual Grants

                                     Number of
                                     Securities        % of Total Options
                                 Underlying Option   Granted to all persons
                                    Granted (#)                in
                                                         Fiscal Year (1)       Exercise or Base    Expiration Date
             Name                                                              Price ($/Sh) (2)

Norman R. Proulx                     50,000 (3)               9.01%                  2.00              9-10-09
                                    200,000 (4)              36.08%                  2.625              2-1-10

Peter G. Livingston (5)                  --                    --                     --                  --

Craig D. Shimasaki, Ph.D.            50,647 (6)               9.14%                  2.25              10-1-09

Robert J. Hudson, M.D.               54,940 (6)               9.91%                  2.25              10-1-09

-----------------------
(1) We granted employees options to acquire 554,387 shares of our common stock in fiscal 2000.

(2) The exercise price of each option was equal to 100% of the fair market value of the common stock on the date of grant, as determined by the compensation committee of the Board of Directors.

(3) Vests at a rate of 50% on each of September 22, 2000 and September 22, 2001.

(4) Vests at a rate of 50% on each of December 31, 2000 and December 31, 2001.

(5) On August 9, 1999, Mr. Livingston's employment was terminated and 228,669 stock options previously granted to him were cancelled on November 28, 1999.

(6) Vests at a rate of 50% on each of October 1, 2000 and October 1, 2001.



     The following table shows the number and estimated value of unexercised options held by the named executive officers at June 30, 2000:

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-to-Date Option Values


                                                                  Number of securities          Value of unexercised
                                                                 underlying unexercised       in-the-money options at
                                                                    options at fiscal             fiscal year-end
                                                                      year-end (#)                      ($)

           Name               Shares acquired       Value
                              on exercise (#)    Realized ($)   Exercisable/unexercisable  Exercisable/unexercisable (1)

Norman R. Proulx                    --                --              -- / 50,000                    -- / 6,250

Peter G. Livinston (2)              --                --              -- / --                        -- / --

Craig D. Shimasaki, Ph.D.           --                --           8,430 / 60,810                 5,672 / --

Robert J. Hudson, M.D.              --                --          11,921 / 70,705                    -- / --

-----------------------

(1) Assumes a fair market value of $2.125 per share at the close of June 30, 2000.

(2) On August 9, 1999, Mr. Livingston's employment was terminated and on November 28, 1999 all options held by Mr. Livingston expired.


     The compensation for the Company's key management will be evaluated from time to time by the Board. The Board may, in its discretion, award these individuals cash bonuses, options to purchase shares of the Common Stock under the Company's Equity Incentive Plan and such other compensation, including equity-based compensation, as the Board, or a committee thereof, shall approve from time to time.

                              EMPLOYMENT CONTRACTS

     We entered into an Executive Services Agreement with Norman R. Proulx, our President and CEO, effective January 1, 2000. The agreement provided for an annual salary of $125,000, cash bonuses upon the occurrence of certain events and additional consideration of 200,000 qualified stock options. The agreement is terminable by either party at any time upon 30 days notice.


                          TRANSACTIONS WITH MANAGEMENT

     We entered into an Executive Services Agreement with Peter G. Livingston, our former President and CEO, effective July 1, 1997. The agreement provided for an annual salary of $145,000, and an annual bonus of up to 50% of his annual salary, if and to the extent awarded. The agreement was terminable by either party at any time upon 30 days notice.

     On July  15,  1999 we  extended  the  term  of Mr.  Livingston's  Executive
Services Agreement until July 1, 2000. However, on August 9, 1999 Mr. Livingston's employment was terminated and on August 23, 1999 we gave Mr. Livingston notice of such termination for purposes of the Executive Services Agreement. Under the Executive Services Agreement we are obligated to pay Mr. Livingston his monthly salary for 12 months totaling $145,000 starting on September 23, 1999, and 50% of his previous bonus totaling $9,062.50.
Additionally, 57,167 stock options held by Mr. Livingston at the time his employment was terminated became vested and exercisable. Mr. Livingston also was entitled to purchase an aggregate of 211,835 shares of common stock, including those that immediately vested upon notice of his termination. All of the referenced stock options expired unexercised on October 23, 1999.

     On July 29, 1996 we entered into a Noncompetition Agreement with Craig D. Shimasaki, Ph.D. This agreement provides that in the event Dr. Shimasaki's employment is terminated without cause, we will pay Dr. Shimasaki as severance an amount equal to his annual salary at the time of his termination.

     On April 14, 1999, we entered into Severance Compensation Agreements with Mr. Gibson, Dr. Hudson, Mr. Livingston, Dr. Shimasaki and Mr. Seeney. Thereafter, Mr. Seeney resigned and Mr. Livingston was terminated. Each of the agreements provides that if the respective officer is terminated following a change in control, we will pay the officer either:

        o       an amount equal to the officer's annual salary; or
        o       two times the amount of the officer's annual salary.

     The amount payable depends on the conditions involved in the change in control. This Severance Compensation Agreement does not apply if the officer is terminated due to disability, retirement, for cause or if such officer resigns.

     On March 31, 2001, Mr. Gibson resigned from his positions as Chief Financial Officer, Secretary and Treasurer of the Company. In connection with this resignation the Company has paid Mr. Gibson severance equal to six months salary, payable on a pro rata monthly basis. In addition, the Company has agreed to allow Mr. Gibson to exercise any options underlying the Company's Common Stock that he held at the time of his resignation for a six month period following his resignation.

     None of the transactions with officers or shareholders of the Company and their affiliates were made on terms less favorable to the Company than those available from unaffiliated parties. In future transactions of this nature, the Company will ensure that more favorable terms are not available to it from unaffiliated third parties before engaging officers or shareholders of the Company or their affiliates.



      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Norman R. Proulx, at the Company's principal offices at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104, no later than July 18, 2001.



                              OTHER PROPOSED ACTION

     The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended June 30, 2000, all Reporting Persons complied with all applicable filing requirements.



              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

     THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO NORMAN R. PROULX, ZYMETX, INC., 800 RESEARCH PARKWAY, SUITE 100, OKLAHOMA CITY, OKLAHOMA 73104, TELEPHONE NUMBER (405) 271-1314. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JULY 1, 2001.



                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                             By Order of the Board of Directors,

                                                 /s/ NORMAN R. PROULX, President

                                                     Norman R. Proulx
                                                     President


Oklahoma City, Oklahoma
June 20, 2001

PROXY                                                                      PROXY



                                  ZYMETX, INC.

              PROXY FOR SPECIAL MEETING TO BE HELD ON JULY 31, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Norma R. Proulx or James R. Tolbert, III, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of ZymeTx, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on July 31, 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                             THIS IS YOUR PROXY CARD
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Special Meeting of Stockholders of ZymeTx, Inc. to be held at 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104, on July 31, 2001 at 10:00 a.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2


------------------------------------------------------------------- --- ---------- ---------- ------------
         1.       To approve the possible issuance of up to                For      Against     Abstain
                  $7,500,000 of shares of the Company's Common             [_]        [_]         [_]
                  Stock (the "Shares") at an offering price equal
                  to the lesser of $0.70 per Share or 90% of the
                  market price of the Shares, which may result in
                  the sale of greater than 20% of the company's
                  currently outstanding common stock, in
                  conjunction with an equity finance offering to
                  certain existing shareholders and all
                  transactions contemplated thereby.

         2.       To approve a reverse-split of the outstanding            For      Against     Abstain
                  shares  of the  Company's  Common  Stock,  at a          [_]        [_]         [_]
                  ratio of two and  one-half  to one, to maintain
                  continued  listing  requirements  of the Nasdaq
                  National Market.
------------------------------------------------------------------- --- ---------- ---------- ------------



              If you plan to attend the Special Meeting please mark this box [_]


Dated:________________, 2001

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.